                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                                  *

CLN, INC., f/k/a                        *
CALIBER LEARNING NETWORK, INC.,             Case No. 01-5-9533-JS
                                        *                 (Chapter 11)
                  Debtor.
*      *      *     *      *      *     *      *      *      *     *     *     *

                 LINE FILING DEBTOR'S MONTHLY OPERATING REPORT

     CLN, Inc., f/k/a Caliber Learning Network, Inc., Debtor and
Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from June 1 through June 30, 2002.

Date: July 29, 2002

                                      /s/ Richard M. Goldberg
                                      -----------------------------------
                                      Joel I. Sher, Bar No. 00719
                                      Richard M. Goldberg, Bar No. 07994

                                      Shapiro Sher & Guinot
                                      36 South Charles Street, 20th Floor
                                      Baltimore, Maryland  21201-3147
                                      Phone: (410) 385-0202
                                      Fax: (410) 539-7611

                                      Attorneys for CLN, Inc., f/k/a
                                        Caliber Learning Network, Inc.

                             CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that on this 29th day of July, 2002, a copy of the foregoing was sent, by first-class mail, postage prepaid, to:

                           Edmund A. Goldberg, Esquire
                           Office of the United States Trustee
                           300 West Pratt Street, Suite 350
                           Baltimore, MD 21201


                                            /s/ Richard M. Goldberg
                                            ------------------------------------
                                            Richard M. Goldberg

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                                                   For the Month ended June 30, 2002

  #
------------------------------------------------------------------------------------------------------------------------------------
  1   Accounting Basis:                                                    Accrual

  2   Preparer(s):                                                         Jeffrey D. Berger
                                                                           509 S. Exeter Street
                                                                           4th Floor
                                                                           Baltimore, MD 21202
                                                                           (410) 843-1160
                                                                           Director of Finance

  3   Employee Information:
         Number of employees paid this period:                                        2
         Current number of employees:                                                 2
         Gross payroll:                                                    $      4,572
         All post-petition payroll obligations including
         payroll taxes are current                                         Exceptions:  None
                                                                                        --------------------------------------------

  4   Changes in the nature of business or status of
      operations since last reporting period                               No

  5   All business licenses or bonds current                               Yes

  6   Pre-petition accounts receivable:
         Collected this Period                                             $     13,407
         Ending Balance                                                         905,146 Amount represents Gross A/R

  7   Post-petition accounts receivable:
         0 - 30 Days:                                                      $          -
         31 - 60 Days:                                                     $          -
         Over 60 Days:                                                     $     81,910

            Any post-petition accounts receivable over 60 days             Yes        If yes, provide schedule of accounts See
                                                                                                                           ---
                                                                                      Schedule on pg. 6 of 7
                                                                                      ----------------------
  8   Post-petition accounts payable:
         0 - 30 Days:                                                      $          -
         31 - 60 Days:                                                     $          -
         Over 60 Days:                                                     $    318,894

            Any post-petition accounts payable over 30 days                Yes        If yes, provide schedule of accounts See
                                                                                                                           ---
                                                                                       Schedule on pg. 7 of 7
                                                                                       ----------------------

  9   Taxes

         All taxes being paid to the proper taxing authorities
         when due:                                                         Yes

            Form 6123:

 10   Bank accounts:
         Changed banks:                                                    No

 11   Books and records kept monthly and are current:                      Yes

 12   Insurance
         Policy expiration dates:
            Auto and truck                                                       Sep-02
            Liability                                                            Sep-02
            Fire                                                           N/A
            Workers Comp                                                         Sep-02
            Other                                                          N/A

 13   Actions of the debtor during the last month:
         Fail to defend or oppose any action to dispossess control
         or custody of any assets                                          No
         Consent to relief from the automatic stay                         No
         Maintain resources necessary to preserve and maintain
         the going concern value of assets                                 Yes

 14   Transfer or sale of property
         Any assets transfer, convey or abandon any of debtor's
         assets to another party                                           No         If yes, attach copy of court order:___________


 15   Payments to secured creditors                                        Yes

 16   Payments to Professionals

 17   Quarterly U.S. Trustee Fees - Paid
         Month 10 (April)                                                         3,750
         Month 11 (May)                                                               -
         Month 12 (June)                                                              -
                                                                           ------------

            Total                                                                 3,750

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                       For the Month ended June 30, 2002


Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)

Caliber Learning federal deposits with confirmation #

taxcode    LB date       EFTPS DATE  Confirm#             AMT
------------------------------------------------------------------
941        6/14/02       6/18/02   128217003009254     $307.59
941        6/28/02       7/2/02    128218403008092     $307.59

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                            For the Month ended June 30, 2002




                                                    ----------------
Assets
Current Assets

    CASH                                             $       272,613
    PRE-PETITION RECEIVABLES                         $       905,146
    POST-PETITION RECEIVABLES                        $        81,910
    ALLOWANCE FOR DOUBTFUL ACCOUNTS                  $      (650,299)
    EMPLOYEE LOANS & ADVANCES                        $         3,129
    PREPAID ASSETS                                   $             -
                                                    ----------------

       Total Current Assets                          $       612,499

Plant, Property and Equipment

    FURNITURE AND EQUIPMENT                          $             -
    LEASEHOLD IMPROVEMENTS                           $             -
    ACCUMULATED DEPRECIATION                         $             -
                                                    ----------------

       Net Property Plant & Equipment                $             -
                                                    ----------------

Other Long Term Assets                               $       463,436
                                                    ----------------

       Total Assets                                  $     1,075,936
                                                    ================

Liabilities
Post-Petition

ACCOUNTS PAYABLE - TRADE                             $       317,656
ACCRUED EXPENSES                                     $        35,357
UNEARNED REVENUE                                     $             -
DEFERRED REVENUE                                     $             -
                                                    ----------------

    Total Post-Petition Liabilities                  $       353,013

Liabilities Subject to Compromise:
Pre-Petition
Priority Claims

ACCRUED COMMISSIONS                                  $        30,888
                                                    ----------------

    Total Priority Claims                            $        30,888

Secured Debts

BORROWING FROM SYLVAN                                $             -
ACCRUED INTEREST PAYABLE                             $             -
                                                    ----------------

    Total Secured Debts                              $             -

Unsecured Debts

ACCOUNTS PAYABLE - TRADE                             $     5,179,689
A/P OTHER                                            $        36,540
ACCRUED INTEREST PAYABLE                             $       268,480
ACCRUED MISCELLANEOUS                                $       686,828
DIVIDEND PAYABLE                                     $       161,220
BORROWING FROM SYLVAN                                $     7,314,828
LONG TERM LEASE PAYABLE & TI ALLOWANCE               $     9,271,737
OTHER                                                $        29,404
                                                    ----------------

    Total Unsecured Debts                            $    22,948,726

Stockholders' Equity

PREFERRED STOCK                                      $    32,395,979
COMMON STOCK                                         $       125,912
APIC - COMMON STOCK                                  $    83,195,407
GAIN/LOSS ON FOREIGN CURENCY T                       $           148
PRE-PETITION RETAINED EARNINGS                       $  (120,124,709)
POST-PETITION RETAINED EARNINGS                      $   (17,849,427)
                                                    ----------------

    Total Owners Equity                               (22,256,690.57)
                                                    ----------------

       Total Liabilities and Stockholders Equity     $     1,075,936
                                                    ================


       Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
       Long-Lived Assets.

                                                                          1 of 1

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                  For the Month ended June 30, 2002




                                         ---------------
REVENUES                                               -

OPERATING EXPENSES
SALARIES & BENEFITS                                4,572
ACCOUNTING & LEGAL FEES                                -
DATA COMM & TELEPHONE                                  -
BAGBY RENT, PEOPLESOFT, MIS SUPPORT                    -
INSURANCE - CORP LIABILITY                        12,819
DEPREC. - FURNITURE & FIXTURES                         -
BAD DEBT                                               -
OTHER G&A                                          1,040
                                         ---------------

Total Operating Expenses                          18,431
                                         ---------------

Operating Income                                 (18,431)

NON-OPERATING EXPENSES
INTEREST INCOME                                        -
GAIN/LOSS ON SALE OF ASSETS                            -
INTEREST EXPENSE                                       -
                                         ---------------

Total Non-Operating Expenses                           -
                                         ---------------

Income (Loss) before taxes                       (18,431)

INCOME TAX EXPENSE                                     -
                                         ---------------

Net Loss                                         (18,431)
                                         ===============

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-J5


Monthly Operating Report                       For the Month ended June 30, 2002


                   Description                                    Operating
--------------------------------------------------------------------------------
Beginning cash balance                                                  258,715

Net Income                                                              (18,431)

Add: Expenses not requiring cash:
    Depreciation                                                              -
    Additional/(Reversal) Bad Debt Reserve                                    -
    Loss on sale of assets and change in w/c as a result of sale              -
    Other:                                                                    -
                                                                 ---------------

    Sub-total                                                                 -

Cash from operations                                                    (18,431)

Other sources (uses) of cash:
    Decrease (Increase)
       Accounts receivable                                               13,407
       Prepaid assets                                                    19,460
       Other                                                                  -

    Increase (Decrease)
       Accounts payable                                                       -
       Accrued interest                                                       -
       Accrued expenses                                                    (451)
       Other                                                                (88)
                                                                 ---------------

Total other source (uses) of cash                                        32,328
                                                                 ---------------

Ending cash balance                                                     272,613
                                                                 ===============


Balance per bank statement                                              288,432
Less: Outstanding checks                                                (20,682)
Add: Deposits in transit                                                  4,863
                                                                 ---------------

Reconciled bank balance                                                 272,613
                                                                 ===============

                                                                          1 of 1

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report          For the Month ended June 30, 2002

                                                      --------------------------------------------------
                                                                       Post-petition A/R
                                                      --------------------------------------------------
                                                                                             -----------
                                                        0 - 30 Days  31 - 60 Days  ** 60 Days    Total
                                                      --------------------------------------------------
Bell South Total                                                -            -     3,000.00    3,000.00
iLearning                                                       -            -    17,558.46   17,558.46
Prometric Total                                                 -            -     3,600.00    3,600.00
Spirent - AdTech Total                                          -            -       279.00      279.00
Sylvan Learning Systems, Inc. Total                             -            -    57,448.00   57,448.00
Universita del Caffe Total                                      -            -        25.00       25.00
                                                     ---------------------------------------------------

Totals                                                          -            -    81,910.46   81,910.46

** Denote greater than

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

                                                                ---------------
Monthly Operating Report     For the Month ended June 30, 2002      05/31/02
                                                                ---------------

                                                                                                 ----------------------------------
                                                                                                            Post-petition A/P
                                                                                                 ----------------------------------
                                                                                    # of Days

                    Vendor Name             Invoice Date Invoice #  Invoice Amount Outstanding 0 - 30 Days  31 - 60 Days 60 + Days
------------------------------------------------------------------------------------------------------------------------------------
AMERITECH Total                                                            -416.77                       -            -    (416.77)
AT&T WIRELESS Total                                                         538.87                       -            -     538.87
BELL CANADA Total                                                           176.05                       -            -     176.05
BELLSOUTH Total                                                             988.32                       -            -     988.32
BRINSON,JEFFREY R. Total                                                    247.50                       -            -     247.50
CINCINNATI BELL TELEPHONE Total                                            -320.88                       -            -    (320.88)
DHL WORLDWIDE EXPRESS Total                                                 338.58                       -            -     338.58
FIRST UNION Total                                                         2,721.21                       -            -   2,721.21
FRONTIER COMMUNICATIONS Total                                              -200.90                       -            -    (200.90)
FRONTIER TELEMANAGEMENT INC. Total                                         -366.26                       -            -    (366.26)
GLOBAL CROSSING Total                                                         0.09                       -            -       0.09
LASER LINE INC Total                                                        241.90                       -            -     241.90
MCI Total                                                                 3,617.99                       -            -   3,617.99
MCI TELECOMMUNICATIONS Total                                              6,961.15                       -            -   6,961.15
MCI WORLDCOM COMMUNICATIONS,INC. Total                                   89,010.25                       -            -  89,010.25
PACIFIC BELL - (SAC CA) Total                                               -26.17                       -            -     (26.17)
PACIFIC BELL - (VAN NUYS CA) Total                                           83.66                       -            -      83.66
PALMETTO SERVICE Total                                                    2,100.00                       -            -   2,100.00
PENTA ADVISORY SERVICES Total                                            43,685.88                       -            -  43,685.88
POLAND SPRING Total                                                          34.33                       -            -      34.33
PR NEWSWIRE, INC. Total                                                     384.25                       -            -     384.25
QWEST Total                                                                 181.85                       -            -     181.85
SOUTHWESTERN BELL Total                                                     260.06                       -            -     260.06
SPRINT Total                                                                 92.01                       -            -      92.01
SYLVAN LEARNING SYSTEMS, INC. Total                                     146,866.59                       -            - 146,866.59
TELUS COMMUNICATIONS, INC Total                                             209.10                       -            -     209.10
UNITED PARCEL SERVICE Total                                                  16.00                       -            -      16.00
VERIZON (FORMERLY BELL ATLANTIC) Total                                    4,999.64                       -            -   4,999.64
VERIZON (FORMERLY GTE) Total                                               -257.98                       -            -    (257.98)
VERIZON WIRELESS Total                                                    6,007.85                       -            -   6,007.85
WILLIAMS COMMUNICATIONS SOLUTIONS LLC Total                              10,619.70                       -            -  10,619.70
WORLDCOM Total                                                              100.23                       -            -     100.23
                                                                     ---------------------------------------------------------------

Grand Total                                                             318,894.10                       -            - 318,894.10